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                                                                     Exhibit (s)

                                POWER OF ATTORNEY

        That each of the undersigned officers and trustees of BlackRock California Municipal Income Trust, BlackRock Florida Municipal Income Trust, BlackRock Municipal Income Trust, BlackRock New York Municipal Income Trust, BlackRock New Jersey Municipal Income Trust each a business trust formed under the laws of the State of Delaware (the "Trust"), do constitute and appoint Ralph
L. Schlosstein, Laurence D. Fink and Anne C. Ackerley, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of each of the under signed as such officer or trustee, a Registration Statement on Form N-2, including any pre-effective amendments and/or any post-effective amendments thereto and any subsequent Registration Statement of the Trust pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "1933 Act") and any other filings in connection therewith, and to file the same under the 1933 Act or the Investment Company Act of 1940, as amended, or otherwise, with respect to the registration of the Trust or the registration or offering of the Trust's preferred shares, par value $.001 per share; granting to such attorneys and agents and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.
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     IN WITNESS WHEREOF, each of the undersigned has executed this Power of
Attorney this 23rd day of August, 2001.

                                       /s/ Andrew F. Brimmer
                                    ------------------------------------------
                                           Dr. Andrew F. Brimmer
                                           Trustee

                                       /s/ Richard E. Cavanagh
                                    ------------------------------------------
                                           Richard E. Cavanagh
                                           Trustee

                                       /s/ Kent Dixon
                                    ------------------------------------------
                                           Kent Dixon
                                           Trustee

                                       /s/ Frank J. Fabozzi
                                    ------------------------------------------
                                           Frank J. Fabozzi
                                           Trustee

                                       /s/ James Clayburn La Force, Jr.
                                    ------------------------------------------
                                           James Clayburn La Force, Jr.
                                           Trustee

                                       /s/ Walter F. Mondale
                                    ------------------------------------------
                                           Walter F. Mondale
                                           Trustee

                                       /s/ Ralph L. Schlosstein
                                    ------------------------------------------
                                           Ralph L. Schlosstein
                                           Trustee and President



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                                       /s/ Laurence D. Fink
                                    ------------------------------------------
                                           Laurence D. Fink
                                           Trustee

                                       /s/ Henry Gabbay
                                    ------------------------------------------
                                           Henry Gabbay
                                           Treasurer



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